                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of Earliest Event Reported) October 26, 2005
                                                        ------------------------

                      GE Dealer Floorplan Master Note Trust
                                CDF Funding, Inc.
                              CDF Financing, L.L.C.
             Distribution Financial Services Floorplan Master Trust
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             (Exact Name of Registrant as Specified in its Charter)




                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


333-115582 / 333-115582-02 /                  88-0355652 (CDF Financing, L.L.C.)
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333-115582-03 / 333-115582-04                  20-1060484 (CDF Funding, Inc.)
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  (Commission File Number)                  (I.R.S. Employer Identification No.)


5595 Trillium Boulevard, Hoffman Estates, Illinois                     60192
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    (Address of Principal Executive Offices)                         (Zip Code)


                                 (847) 747-6800
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              (Registrant's Telephone Number, Including Area Code)


                                    No Change
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 8.01.  OTHER EVENTS.

         On October 20, 2005, GE Dealer Floorplan Master Note Trust issued $714,000,000 Class A Series 2005-2 Asset Backed Notes, $22,600,000 Class B Series 2005-2 Asset Backed Notes and $13,400,000 Class C Series 2005-2 Asset Backed Notes described in a Series 2005-2 Prospectus Supplement dated October 12, 2005 to a Prospectus dated October 12, 2005 (collectively, the "Notes").

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

         (c)  Exhibits.


EXHIBIT
  NO.    DOCUMENT DESCRIPTION
-------  --------------------
(a)      Not applicable
(b)      Not applicable
(c)      Exhibit 1.1  Underwriting Agreement (2005-2), dated October 12, 2005, among CDF Funding, Inc.,
                      General Electric Capital Corporation and Deutsche Bank Securities Inc.
         Exhibit 4.1  Series 2005-2 Indenture Supplement, dated as of October 20, 2005, between
                      GE Dealer Floorplan Master Note Trust and Wilmington Trust Company


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CDF FUNDING, INC.,
                                      (Co-Registrant)





Dated: October 26, 2005               By: /s/ W. Steven Culp
                                         ---------------------------------------
                                         Name: W. Steven Culp
                                         Title: Vice President, Treasurer and
                                         Principal Accounting Officer



                                      GE DEALER FLOORPLAN MASTER NOTE TRUST
                                       (Co-Registrant)

                                      By: CDF FUNDING, INC.



Dated: October 26, 2005               By: /s/ W. Steven Culp
                                         ---------------------------------------
                                         Name: W. Steven Culp
                                         Title: Vice President, Treasurer and
                                         Principal Accounting Officer


                                      CDF FINANCING, L.L.C.,
                                       (Co-Registrant)



Dated: October 26, 2005               By: /s/ W. Steven Culp
                                         ---------------------------------------
                                         Name: W. Steven Culp
                                         Title: Manager and Principal Accounting
                                         Officer


                                      DISTRIBUTION FINANCIAL SERVICES FLOORPLAN
                                      MASTER TRUST
                                       (Co-Registrant)

                                      By: CDF FINANCING, L.L.C.



Dated: October 26, 2005               By: /s/ W. Steven Culp
                                         ---------------------------------------
                                         Name: W. Steven Culp
                                         Title: Manager and Principal Accounting
                                         Officer